COMMON SHARES                                                      COMMON SHARES

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                                      SEE REVERSE FOR CERTAIN DEFINITIONS
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                                              CUSIP    64114E 10 8
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             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES THAT

IS THE OWNER OF
         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, NO PAR VALUE, OF _____________________________ NETRADIO CORPORATION _____________________________
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                          SECRETARY      PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY
                                                            AUTHORIZED SIGNATURE
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  The issuer of securities represented by this certificate will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued by such issuer, so far as they have been determined, and the authority of the board of directors of such issuer to determine the relative rights and preferences of subsequent classes or series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --      as tenants in common          UNIF GIFT MIN ACT--      ......... Custodian       .........
                                                                              (Cust)                        (Minor)
TEN ENT        --      as tenants by the entireties                                 under Uniform Gifts to Minors
                       as joint tenants with right
JT TEN         --      of
                       survivorship and not as
                       tenants                                                Act.................................
                       in common                                                               (State)

    Additional abbreviations may also be used though not in the above list.
                    For value received____ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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

 _______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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_____________________________________                                     Shares
of the capital stock represented by the within Certificate,
and do hereby irrevocably constitute and appoint
____________________________________                                    Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated  ______________________
                                                        ________________________

       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED